UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 20, 2008

FEDERAL HOME LOAN BANK OF SEATTLE
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51406	91-0852005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Fourth Avenue, Suite 1800
Seattle, WA 98101-1693
(Address of principal executive offices, including zip code)

(800) 973.6223
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.    Material Modification to Rights of Security Holders

       On February 20, 2008, the Federal Housing Finance Board approved changes to the Capital Plan (the "Capital Plan") of the Federal Home Loan Bank of Seattle (the "Bank"). The changes are designed to provide additional flexibility to members holding excess capital stock, support the growth of our cooperative's advance business, and help to improve our overall profitability.

       The first change to the Capital Plan allows the transfer of excess stock between Bank members. Prior to the change, transfers of excess stock were allowed only between affiliated members. The change allows transfers of excess stock between members that are not affiliated with one another, provided that the stock is transferred at its par value of $100 per share and the transfer receives the prior approval of the Bank.

       The second change to the Capital Plan increases the range within which the Bank's Board of Directors can set the member advance stock purchase requirement from the current range (2.5 percent to 4.5 percent) to 2.5 percent to 6.0 percent of a member's outstanding principal balance of advances. Any changes to this requirement are only applied prospectively to new or renewing advances. The foregoing description of the Capital Plan is qualified in its entirety by reference to the copy of the Capital Plan included herein as Exhibit 4.1 and incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure

On February 26, 2008, the Bank issued a press release announcing the changes to the Capital Plan as described above in Item 3.03. The full text of the press release is included as Exhibit 99.1 hereto. The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and contained in Exhibit 99.1 hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

4.1 Capital Plan of the Federal Home Loan Bank of Seattle

99.1 Member News, dated February 26, 2008

Signature(s)

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Seattle

Date: February 26, 2008	By: /s/ Richard M. Riccobono
Name: Richard M. Riccobono Title: President and Chief Executive Officer

Exhibit Index

4.1 Capital Plan of the Federal Home Loan Bank of Seattle

99.1 Member News, dated February 26, 2008